SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2001

                                 ANADIGICS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                 0-25662               22-2582106
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(State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation)                     File Number)         Identification No.)


35 Technology Drive
Warren, New Jersey                                               07059
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(Address of principal executive offices)                      (Zip Code)


                                 (908) 668-5000
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               Registrant's telephone number, including area code

                                      None
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         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets.

     On April 2, 2001, ANADIGICS, Inc. (the "Company") acquired Telcom Devices Corp. a manufacturer of indium phosphide based photodiodes for the telecommunication and data communication markets.

Item 7. Financial Statements and Exhibits.

          2.0 Stock Purchase Agreement dated April 2, 2001, among Anadigics, Inc., Telcom Devices Corp. and the Sellers named therein.

          2.1 Press Release dated April 2, 2001, relating to the acquisition of Telcom Devices Corp.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ANADIGICS, INC.




Date:  April 6, 2001               By:           /s/  Thomas C. Shields
                                        ----------------------------------------
                                         Name:       Thomas C. Shields
                                         Title:      Chief Financial Officer





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


                                  EXHIBIT INDEX



Number                      Description

     2.0 Stock Purchase Agreement dated April 2, 2001, among Anadigics, Inc., Telcom Devices Corp. and the Sellers named therein.


     2.1 Press Release dated April 2, 2001, relating to the acquisition of Telcom Devices Corp.




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